UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2008

Community Bank Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 – Other Events

Item 8.01  Other Events

On July 9, 2008, Community Bank System, Inc., a Delaware corporation, announced that it has acquired through a subsidiary, Benefit Plans Administrative Services, Inc., the assets of the Philadelphia division of Alliance Benefit Group – MidAtlantic, LLC and Manchester Advisors, Ltd., both subsidiaries of BenefitStreet, Inc.   The acquired business provides retirement plan consulting, daily valuation administration, actuarial and ancillary support services consistent with its existing business.  A copy of the press release issued for this acquisition is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

The following Exhibits are filed as exhibits to this Form 8-K.

Exhibit No.                                                                       Description
99.1	Press Release, dated July 9, 2008, issued by Community Bank System, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By: /s/ Mark E. Tryniski
Name: Mark E. Tryniski
Title: President and Chief Executive

Dated: July 9, 2008

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EXHIBIT INDEX

Exhibit No.                                                                                               Description

99.1	Press Release, dated July 9, 2008, issued by Community Bank System, Inc.

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